UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2005

SALEM COMMUNICATIONS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4880 Santa Rosa Road, Camarillo, California		93012
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[	]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINATIVE AGREEMENT

ITEM 1.01	ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

This Form 8-K/A amends and restates the Form 8-K filed by Salem Communications Corporation on March 15, 2005 to correct the information under the column labeled “Cash Bonus” in the table set forth below, which due to a clerical error, incorrectly originally reported the cash bonus for Stuart W. Epperson as $67,250 instead of the correct amount of $167,250.

2004 Named Executive Officer Bonuses

On March 9, 2005, the Board of Directors of Salem Communications Corporation (the “Company”) authorized the payment of the following annual incentive (i.e., bonus) awards to the Company’s named executive officers for the year ended December 31, 2004:

Named Executive Officer	Cash Bonus	Stock Options
Edward G. Atsinger III, President, CEO and Director	$ 501,750	41,515
Stuart W. Epperson, Chairman of the Board	$ 167,250	13,838
Joe D. Davis, Executive Vice President of Radio	$ 120,000	5,000
David A. R. Evans, Executive Vice President and Chief Financial Officer	$ 120,000	5,000
Robert C. Adair, Senior Vice President, Operations	$ 75,000	---

The grant of all stock options approved by the Board of Directors as set forth in the preceding table is expressly conditioned upon the approval by the Company’s stockholders of an increase of 1,500,000 stock options available under the Company’s 1999 Stock Incentive Plan, as amended (the “1999 Plan”) and the subsequent filing of all required SEC registration statements in connection with said increase in available options (the “Proposed Increase”). The Company’s stockholders will be voting upon the Proposed Increase at the Company’s annual stockholder meeting scheduled on May 18, 2005. The options will vest upon approval of the Company’s stockholders and have an option price of $22.70, the closing price on the date the Board of Directors authorized these grants.

Annual bonuses are designated to reward attainment of short-term and long-term goals and reflect both Company and individual performance. In determining the amounts of cash bonuses and stock options to be awarded to each named executive officer, the Board of Directors evaluated each executive’s performance by considering a variety of factors, including, among others, their ability to develop successful strategies, drive results and achieve favorable financial results for the Company in 2004. Stock option awards to the Company’s officers, including the named executive officers set forth above, are granted pursuant to the 1999 Plan that was last approved by our stockholders in June 2003.

The Company intends to provide additional information regarding the compensation awarded to the named executive officers in respect of and during the year ended December 31, 2004, in the Form 10-K for the Company’s fiscal year ended December 31, 2004, which will be timely filed with the United States Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION
Date: March 22, 2005
By: /s/ EVAN D. MASYR
Evan D. Masyr
Vice President of Accounting and Corporate Controller

4